 EXHIBIT 99.1

Hallador Energy Company Reports First Quarter 2024 Financial and Operating Results

TERRE HAUTE, Ind., May 6, 2024 -- Hallador Energy Company (NASDAQ – HNRG) reported a net loss of $1.7 million, $(0.05) basic earnings per share, operating cash flow of $16.4 million, and adjusted EBITDA of $6.8 million for the quarter ended March 31, 2024.

Brent Bilsland, President and Chief Executive Officer, stated, "Throughout the first quarter, we continued our progress on transitioning the focus of Hallador from a coal production company to an independent power producer.  During the first three months of 2024, our Electric Operation's revenue exceeded that of our Coal Operation's revenue.  Additionally, we were successful in adding approximately $138.0 million in forward energy and capacity sales, growing our Electric Operation's forward sales book to approximately $657.0 million and total contracted forward sales capacity, energy and coal through 2029 to $1.5 billion (on a segment basis).  In support of our expectation that Hallador Power sales will continue to exceed our traditional Sunrise Coal subsidiary, we anticipate changing Hallador’s SIC code to 4911 (electric services) from 1220 (bituminous coal producer) in the future.”

Below are highlights for the first quarter of 2024:

●	The Company Generated $16.4 Million in Operating Cash Flow Which We Utilized to Pay Down Bank Debt by $14.5 million.

○	As of March 31, 2024, our bank debt was $77.0 million, bringing our liquidity to $39.5 million and our leverage ratio to 1.58X, within our covenant of 2.25X.

●	We Continued to Make Progress in our Transition from a Coal Production Company to an Independent Power Producer.

○	Our Electric Operation's revenue exceeded our Coal Operation's revenue for the first three months of 2024.

○	Since January 1, 2024, we secured approximately $138.0 million in new long-term capacity and energy contracts.

●	We Restructured Our Coal Division to Increase Margins and Adjust to Current Market Conditions.

○	As previously announced, the restructuring should reduce capital expenditures at the Oaktown Mining Complex by $10.0 million.

○	Maintains up to 4.5 million tons of annual production of our highest margin coal. Mining costs for the quarter were $53.38 per ton. However, at Oaktown, we saw mining costs in March decrease into the $30's on a per ton basis.

○	Reduced employee headcount by 110.

○	Idled production at our highest cost surface mines.

●	We Launched a Targeted Request for Proposals for Power Demand Supporting New Development at our Merom Power Plant. Proposals are Due in Mid-May.

○	Allows us to potentially capture additional margins above our traditional wholesale energy markets.

○	Allows us to market industrial users of power, such as data centers, AI providers and power dense manufacturers, to the Merom property.

○	We believe utilizing our power plant to help supply these large users of energy with reliable, resilient electricity, should allow us to operate more efficiently in a volatile power environment, generate increased margins and support the fragile power grid as it navigates the challenges of transition to new sources of energy in the coming decades.

Solid Forward Sales Position - Segment Basis, Before Intercompany Eliminations (unaudited):

	2024	2025	2026	2027	2028	2029	Total
Power
Energy
Contracted MWh (in millions)	1.60	1.90	1.83	1.78	1.09	0.27	8.47
Contracted price per MWh	$37.02	$36.06	$55.37	$54.65	$52.98	$51.00
Contracted revenue (in millions)	$59.23	$68.51	$101.33	$97.28	$57.75	$13.77	$397.87
% Energy Sold*	27%	32%	31%	30%	18%	5%

Capacity
Average monthly contracted capacity	818	801	744	623	454	100
% Capacity Contracted**	106%	82%	77%	64%	47%	10%
Average contracted capacity price per MWd	$209	$198	$230	$226	$225	$230
Contracted capacity revenue (in millions)	$47.01	$57.89	$62.46	$51.39	$37.39	$3.47	$259.61

Total Energy & Capacity Revenue
Contracted Power Revenue (in millions)	$106.24	$126.40	$163.79	$148.67	$95.14	$17.24	$657.48
Contracted Power Revenue per MWh*	$44.39	$47.76	$68.96	$68.00	$66.31	$56.62

2024 average cost per MWh was $31.88 for the three months ended March 31, 2024 ($30.41 assuming intercompany sales of coal were sold at cost)

2024 Power Capex Budget (in millions) excluding ELG requirements	$18.00

Coal
Priced tons - 3rd party (in millions)	2.48	1.78	0.50	0.50	—	—	5.26
Average price per ton - 3rd party	$50.65	$50.04	$55.50	$55.50	$—	$—
Priced tons (in millions) - Hallador Power	1.20	2.30	2.30	2.30	2.30	—	10.40
Average price per ton - Hallador Power	$51.00	$51.00	$51.00	$51.00	$51.00	$—
Contracted coal revenue (in millions)	$186.81	$206.37	$145.05	$145.05	$117.30	$—	$800.58
% Priced	82%	91%	62%	62%	51%	0%

Committed & unpriced tons (in millions) - 3rd party	—	1.00	1.00	1.00	—	—	3.00
Committed & unpriced tons (in millions) - Hallador Power	—	—	—	—	—	—	—
Total contracted tons (in millions)	3.68	5.08	3.80	3.80	2.30	—	18.66

% Coal Sold*	82%	113%	84%	84%	51%	0%

Average cost per ton of coal was $53.38 for the three months ended March 31, 2024

2024 Coal Capex Budget (in millions)	$25.00

TOTAL CONTRACTED REVENUE (IN MILLIONS)	$293.05	$332.77	$308.84	$293.72	$212.44	$17.24	$1,458.06

*Based on coal production of 4.5 million tons and 6.0 million MWh annually.

**Based on a MISO accreditation of 769 MW per day through 2024, up to 971 MW per day for 2025. Accreditations are adjusted annually based on 3-year rolling performance metrics.

The unaudited table below represents some of our critical metrics (in thousands, except for per-ton data):

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$(1,696)	$22,051
Total Revenues	$109,672	$188,334
Tons Sold (after elimination)	892	1,693
Average Price per Ton (after elimination)	$55.64	$55.88
Tons Sold (before elimination)	1,214	1,693
Average Price per Ton (before elimination)	$54.40	$55.88
Bank Debt	$77,000	$75,200
Operating Cash Flow	$16,369	$26,112
Adjusted EBITDA*	$6,823	$34,015

* Non-GAAP financial measure, defined as operating cash flows less effects of certain subsidiary and equity method investment activity, plus bank interest, less effects of working capital period changes, plus other amortization

Adjusted EBITDA should not be considered an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our method of computing Adjusted EBITDA may not be the same method used to compute similar measures reported by other companies.

Management believes the non-GAAP financial measure, Adjusted EBITDA, is an important measure in analyzing our liquidity and is a key component of certain material covenants contained within our Credit Agreement, specifically a maximum leverage ratio and a debt service coverage ratio.  Noncompliance with the leverage ratio or debt service coverage ratio covenants could result in our lenders requiring the Company to immediately repay all amounts borrowed.  If we cannot satisfy these financial covenants, we would be prohibited under our Credit Agreement from engaging in certain activities, such as incurring additional indebtedness, making certain payments, and acquiring and disposing of assets.  Consequently, Adjusted EBITDA is critical to the assessment of our liquidity.  The required amount of Adjusted EBITDA is a variable based on our debt outstanding and/or required debt payments at the time of the quarterly calculation based on a rolling prior 12-month period.

Reconciliation of the non-GAAP financial measure, Adjusted EBITDA, to cash provided by operating activities, the most comparable GAAP measure, is as follows (in thousands) for the quarters ended March 31, 2024 and 2023, respectively.

Reconciliation of GAAP "Cash provided by (used in) operating activities" to non-GAAP "Adjusted EBITDA" (in thousands; unaudited)

	Three Months Ended
	March 31,
	2024	2023
Cash provided by (used in) operating activities	$16,369	$26,112
Current income tax expense	—	432
Loss from Hourglass Sands	1	1
Loss from Sunrise Indemnity	6	—
Distribution from Sunrise Energy	—	(625)
Bank and convertible note interest expense	3,533	2,687
Working capital period changes	(13,175)	4,812
Other long-term asset and liability changes	(937)	(451)
Cash paid on asset retirement obligation reclamation	639	365
ASC 606 Capacity Adjustment	(1,248)	—
Other amortization	1,635	682
Adjusted EBITDA	6,823	34,015

Cash used in investing activities	(14,850)	(13,467)

Cash used in financing activities	(2,270)	(12,722)

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved.  Forward-looking statements are based on current expectations and assumptions and analyses made by Hallador and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements.  These risks include, but are not limited to, those set forth in Hallador's annual report on Form 10-K for the year ended December 31, 2023 and other Securities and Exchange Commission filings. Hallador undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Conference Call

The call will be on Tuesday, May 7, 2024, at 2:00 pm Eastern time and will be webcast live on our website at www.halladorenergy.com under events and will be available for a limited time.

PARTICIPANT INFORMATION
 United States (Local): +1 404 975 4839
 United States (Toll-Free): +1 833 470 1428
 Access Code: 749324

Hallador is headquartered in Terre Haute, Indiana, and through its wholly-owned subsidiaries, Sunrise Coal, LLC and Hallador Power, LLC, produces coal and electricity in the Illinois Basin for the electric power generation industry. To learn more about Hallador, visit our website at www.halladorenergy.com.

Contact:	Investor Relations
Phone:	(303) 839-5504

Hallador Energy Company

Condensed Consolidated Balance Sheets

(in thousands, except per share data)

(unaudited)

	March 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$1,635	$2,842
Restricted cash	4,737	4,281
Accounts receivable	14,228	19,937
Inventory	29,688	23,075
Parts and supplies	40,360	38,877
Prepaid expenses	2,614	2,262
Total current assets	93,262	91,274
Property, plant and equipment:
Land and mineral rights	115,486	115,486
Buildings and equipment	537,921	537,131
Mine development	161,669	158,642
Finance lease right-of-use assets	16,178	12,346
Total property, plant and equipment	831,254	823,605
Less - accumulated depreciation, depletion and amortization	(348,783)	(334,971)
Total property, plant and equipment, net	482,471	488,634
Investment in Sunrise Energy	2,562	2,811
Other assets	7,125	7,061
Total assets	$585,420	$589,780

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of bank debt, net	$24,438	$24,438
Notes payable - related party	5,000	—
Accounts payable and accrued liabilities	47,125	62,908
Current portion of lease financing	4,958	3,933
Deferred revenue	41,242	23,062
Contract liability - power purchase agreement and capacity payment reduction	41,662	43,254
Total current liabilities	164,425	157,595
Long-term liabilities:
Bank debt, net	49,343	63,453
Convertible notes payable	10,000	10,000
Convertible notes payable - related party	1,000	9,000
Long-term lease financing	9,701	8,157
Deferred revenue	5,434	—
Deferred income taxes	8,625	9,235
Asset retirement obligations	14,934	14,538
Contract liability - power purchase agreement	36,229	47,425
Other	1,871	1,789
Total long-term liabilities	137,137	163,597
Total liabilities	301,562	321,192
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.10 par value, 10,000 shares authorized; none issued	—	—
Common stock, $.01 par value, 100,000 shares authorized; 36,534 and 34,052 issued and outstanding, as of March 31, 2024 and December 31, 2023, respectively	365	341
Additional paid-in capital	144,490	127,548
Retained earnings	139,003	140,699
Total stockholders’ equity	283,858	268,588
Total liabilities and stockholders’ equity	$585,420	$589,780

Hallador Energy Company

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2024	2023
SALES AND OPERATING REVENUES:
Electric sales	$58,755	$92,392
Coal sales	49,630	94,602
Other revenues	1,287	1,340
Total sales and operating revenues	109,672	188,334
EXPENSES:
Operating expenses	85,083	133,521
Depreciation, depletion and amortization	15,443	17,976
Asset retirement obligations accretion	399	451
Exploration costs	70	206
General and administrative	5,944	6,947
Total operating expenses	106,939	159,101

INCOME FROM OPERATIONS	2,733	29,233

Interest expense (1)	(3,937)	(3,899)
Loss on extinguishment of debt	(853)	—
Equity method investment (loss) income	(249)	69
NET INCOME (LOSS) BEFORE INCOME TAXES	(2,306)	25,403

INCOME TAX EXPENSE (BENEFIT):
Current	—	432
Deferred	(610)	2,920
Total income tax expense (benefit)	(610)	3,352

NET INCOME (LOSS)	$(1,696)	$22,051

NET INCOME (LOSS) PER SHARE:
Basic	$(0.05)	$0.67
Diluted	$(0.05)	$0.61

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	34,816	32,983
Diluted	34,816	36,740

(1) Interest Expense:
Interest on bank debt	$2,805	$2,255
Other interest	728	432
Amortization:
Amortization of debt issuance costs	404	1,212
Total amortization	404	1,212
Total interest expense	$3,937	$3,899

Hallador Energy Company

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,696)	$22,051
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(610)	2,920
Equity loss (income) – Sunrise Energy	249	(69)
Cash distribution - Sunrise Energy	—	625
Depreciation, depletion, and amortization	15,443	17,976
Loss on extinguishment of debt	853	—
Loss (gain) on sale of assets	(24)	21
Amortization of debt issuance costs	404	1,212
Asset retirement obligations accretion	399	451
Cash paid on asset retirement obligation reclamation	(639)	(365)
Stock-based compensation	666	1,220
Amortization of contract asset and contract liabilities	(12,788)	(15,569)
Other	937	451
Change in operating assets and liabilities:
Accounts receivable	5,709	(3,269)
Inventory	(6,613)	(4,004)
Parts and supplies	(1,483)	(2,926)
Prepaid expenses	(37)	389
Accounts payable and accrued liabilities	(8,015)	2,009
Deferred revenue	23,614	2,989
Net cash provided by operating activities	16,369	26,112
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(14,874)	(13,482)
Proceeds from sale of equipment	24	15
Net cash used in investing activities	(14,850)	(13,467)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank debt	(26,500)	(27,013)
Payments on lease financing	(1,238)	—
Borrowings of bank debt	12,000	17,000
Proceeds from sale and leaseback arrangement	1,927	—
Issuance of related party notes payable	5,000	—
Debt issuance costs	(38)	(1,600)
ATM offering	6,580	—
Taxes paid on vesting of RSUs	(1)	(1,109)
Net cash used in financing activities	(2,270)	(12,722)
Decrease in cash, cash equivalents, and restricted cash	(751)	(77)
Cash, cash equivalents, and restricted cash, beginning of period	7,123	6,426
Cash, cash equivalents, and restricted cash, end of period	$6,372	$6,349
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Cash and cash equivalents	$1,635	$2,441
Restricted cash	4,737	3,908
	$6,372	$6,349
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$3,083	$3,116
SUPPLEMENTAL NON-CASH FLOW INFORMATION:
Change in capital expenditures included in accounts payable and prepaid expense	$(5,290)	$120
Stock issued on redemption of convertible notes and interest	$9,721	$—

Hallador Energy Company

Condensed Consolidated Statements of Stockholders’ Equity

(in thousands)

(unaudited)

			Additional		Total
	Common Stock Issued		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity
Balance, December 31, 2023	34,052	$341	$127,548	$140,699	$268,588
Stock-based compensation	—	—	666	—	666
Stock issued on vesting of RSUs	321	3	(3)	—	—
Taxes paid on vesting of RSUs	(132)	(1)	—	—	(1)
Stock issued on redemption of convertible notes	1,582	15	9,706	—	9,721
Stock issued in ATM offering	711	7	6,573	—	6,580
Net loss	—	—	—	(1,696)	(1,696)
Balance, March 31, 2024	36,534	$365	$144,490	$139,003	$283,858

			Additional		Total
	Common Stock Issued		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity
Balance, December 31, 2022	32,983	$330	$118,788	$95,906	$215,024
Stock-based compensation	—	—	1,220	—	1,220
Stock issued on vesting of RSUs	275	3	(3)	—	—
Taxes paid on vesting of RSUs	(121)	(1)	(1,108)	—	(1,109)
Net income	—	—	—	22,051	22,051
Balance, March 31, 2023	33,137	$332	$118,897	$117,957	$237,186